                                                                    Exhibit 99.1

National City(R)
                                                       National City Corporation
                                                            Post Office Box 5756
                                                        Cleveland, OH 44101-0756
                                                                    216-222-2000

                                                                    NEWS RELEASE

FOR MORE INFORMATION CONTACT:

     Betsy Figgie                                               Amber Garwood
     Investor Relations                                         Media Relations
     (216) 222-9849                                             (216) 222-8202


www.nationalcity.com                                      FOR IMMEDIATE RELEASE
--------------------


              NATIONAL CITY REPORTS RECORD SECOND QUARTER EARNINGS
              ----------------------------------------------------
        |X| SECOND QUARTER NET INCOME $617 MILLION; EARNINGS PER SHARE $.99

        |X| NET INTEREST INCOME $1.1 BILLION; UP 14% FROM 2002

        |X| TOTAL REVENUE $2.2 BILLION; UP 24% FROM 2002

        |X| STRONG CORE DEPOSIT, CONSUMER LOAN, AND MORTGAGE RESULTS

         CLEVELAND, July 15, 2003--National City Corporation (NYSE: NCC) today reported second quarter 2003 net income of $617 million, or $.99 per diluted share, up 57% from $393 million, or $.63 per diluted share, for the second quarter of 2002. Annualized return on average equity for the second quarter was 28.1%.
         For the six months ended June 30, 2003, net income was $1.1 billion, or $1.80 per diluted share, up 32% from $839 million, or $1.36 per diluted share, for the same period in 2002. Annualized return on average equity for the first half of 2003 was 25.8%.

CHAIRMAN'S COMMENTS

          Chairman and CEO David A. Daberko commented, "The second quarter and first half saw phenomenal activity in the mortgage markets as interest rates declined to the lowest levels in

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                                      -2-

decades. National City has been exceptionally well positioned to benefit from this activity, resulting in record volumes of mortgage loan originations and sales. We have also seen strong customer account and core deposit growth across our banking footprint. Consumer-related lending, including home equity, credit card, and our First Franklin portfolio, continued to show positive sequential growth. At the same time, commercial loan demand remained subdued, and credit quality has improved more slowly than originally anticipated. It is also likely that mortgage activity will peak and begin to decline in the second half. That implies a somewhat lower second half result relative to the first half. Nonetheless, we would expect to exceed consensus earnings estimates for 2003, recently at $3.00 per share, by a comfortable margin. By comparison, National City earned $2.59 per share in 2002."

NET INTEREST INCOME AND MARGIN

         Tax-equivalent net interest income was $1.1 billion for the second quarter, up 14% from 2002's second quarter, and net interest margin was 4.11%, versus 4.42% in 2002. For the first half, tax-equivalent net interest income was $2.2 billion, up 12% from the prior year, and net interest margin was 4.16%, versus 4.39% in 2002. The lower margin in 2003 was due to reduced asset yields and narrower spreads on deposits, reflecting the ongoing effect of lower market interest rates. The margin decline was more than offset by growth in earning assets, driven mainly by strong mortgage originations, resulting in higher net interest income.

LOAN AND DEPOSIT GROWTH

         Average portfolio loans were up 11% in the second quarter over 2002's second quarter and up 3% over 2003's first quarter, as consumer-related volumes, particularly mortgage and home equity, remained strong. Commercial loan volumes were relatively flat, with paydowns tending to offset the effects of new business. Average core deposits, excluding mortgage banking escrow balances, were up 10% in the second quarter over the prior year second quarter, and up 12% on an


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annualized basis from the first quarter, continuing a sequential quarterly growth trend that began in the fourth quarter of 2000. Net new account acquisition continues to be strong, aided by successful product initiatives such as free checking and online bill payment, and by an ongoing emphasis on service quality and customer care.

FEES AND OTHER INCOME

         Fees and other income for the second quarter of 2003 were $1.0 billion, up 41% from the second quarter of 2002 and 19% from the first quarter of 2003. For the first half of 2003, fees and other income were $1.9 billion, up 34% from 2002. The growth in 2003 was primarily driven by mortgage banking revenue and derivative gains. Mortgage production and sales again attained record levels as low interest rates fueled mortgage demand, especially refinancing. Successful hedging strategies protected the value of mortgage servicing assets and produced incremental gains. Deposit service charges also remained strong.

NONINTEREST EXPENSE

         Noninterest expense was $1.0 billion for the second quarter of 2003, compared to $974 million for the second quarter of 2002 and $1.0 billion for the first quarter of 2003. Second quarter 2003 expenses included a contribution of appreciated investment securities valued at $40 million to National City's charitable foundation. Similar donations valued at $53 million were made in the second quarter of 2002. The second quarter of 2002 also included a charge of $38 million to reduce the estimated value of automobile lease residuals.

         For the first half, noninterest expense was $2.0 billion, compared to $1.8 billion for the prior year. The first half of 2003 included $71 million of severance and related costs primarily associated with the cost-reduction initiatives announced in the first quarter, as well as charges amounting to

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$25 million and $17 million to reduce the estimated value of automobile and commercial lease residuals, respectively. The corresponding automobile and commercial lease residual value charges for the first half of 2002 were $51 million and $5 million, respectively.

         Aside from the items noted above, noninterest expenses for the first half of 2003 were up approximately 9% over 2002, reflecting higher volumes in the Corporation's mortgage-related businesses, including salaries, commissions, contract labor, and temporary help.

CREDIT QUALITY

         The loan loss provision for the second quarter was $183 million, compared to net charge-offs of $164 million. For the first half, the loan loss provision was $383 million and net charge-offs were $335 million. At June 30, 2003, the allowance for loan losses stood at $1.1 billion, or 1.51% of portfolio loans. Nonperforming assets were $818 million, compared to $817 million at December 31, 2002 and $793 million at June 30, 2002, and included $99 million of residential real estate received in foreclosure, compared to $112 million at year end and $85 million a year ago.

BALANCE SHEET

         At June 30, 2003, total assets were $123 billion, and stockholders' equity was $9 billion. Equity as a percentage of assets was 7.34%, and tangible common equity as a percentage of tangible assets was 6.45%, up from 6.11% at December 31, 2002. Total deposits were $67 billion, including core deposits of $61 billion.

         This announcement contains forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions, unforeseen credit problems, and management's ability to execute its business plans. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. Such forward-looking statements are based on management's expectations that involve a number of risks and uncertainties, and although management believes the expectations

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reflected in such forward-looking statements are reasonable, actual results may differ materially from such statements. Additional information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements is available in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, the Corporation's Quarterly Report on Form 10-Q for the three months ended March 31, 2003, and subsequent filings with the Securities and Exchange Commission. These filings are available at no cost on the Commission's Web site at www.sec.gov or from National City.

         Mr. Daberko, along with Jeffrey D. Kelly, chief financial officer, and Robert J. Ondercik, chief credit officer, will host a conference call Wednesday, July 16, 2003 at 10:00 a.m. (EDT) to discuss the second quarter earnings results and outlook. Interested parties may access the conference call by dialing 1-800-288-9626. The conference call and supplemental materials will also be accessible via the Corporation's Web site, www.nationalcity.com. The call will be open to the public with both media and individual investors invited to participate in a listen-only mode, with participants encouraged to call in approximately 15 minutes prior to the event.

         A replay of the conference call will be available July 16, 2003 at 1:30 p.m. (EDT), until midnight on July 21, 2003. The recording will be accessible at www.nationalcity.com and by telephone at 1-800-475-6701 (international 1-320-365-3844), passcode 664198.

         National City Corporation, headquartered in Cleveland, Ohio, is one of the nation's largest financial holding companies. The company operates through an extensive distribution network in Ohio, Michigan, Pennsylvania, Indiana, Kentucky, and Illinois and also serves customers in selected markets nationally. Its primary businesses include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing, and payment processing.



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                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                       2003                             2002
                                                                 -----------------    ---------------------------------------
                                                                 2ND QTR   1ST QTR    4TH QTR     3RD QTR   2ND QTR  1ST QTR
                                                                 -------   -------    -------    --------  --------  -------
EARNINGS
Tax-equivalent interest income                                    $ 1,528   $ 1,527   $ 1,540    $ 1,451   $ 1,444   $ 1,511
Interest expense                                                      426       426       459        472       473       506
                                                                  -------   -------   -------    -------   -------   -------
Tax-equivalent net interest income                                  1,102     1,101     1,081        979       971     1,005
Provision for loan losses                                             183       200       159        169       165       189
                                                                  -------   -------   -------    -------   -------   -------
Tax-equivalent NII after provision for loan losses                    919       901       922        810       806       816
Fees and other income                                               1,030       866       691        620       729       691
Securities gains (losses), net                                         32        --       (17)        --        44        54
Noninterest expense                                                 1,026     1,009     1,011        870       974       875
                                                                  -------   -------   -------    -------   -------   -------
Income before taxes and tax-equivalent adjustment                     955       758       585        560       605       686
Income taxes                                                          331       254       198        178       204       232
Tax-equivalent adjustment                                               7         8         6          8         8         8
                                                                  -------   -------   -------    -------   -------   -------
Net income                                                        $   617   $   496   $   381    $   374   $   393   $   446
                                                                  =======   =======   =======    =======   =======   =======
Effective tax rate                                                   34.9%     33.9%     34.2%      32.3%     34.2%     34.2%

PER COMMON SHARE
Net income:
    Basic                                                         $  1.01   $   .81   $   .62    $   .61   $   .65   $   .73
    Diluted                                                           .99       .81       .62        .61       .63       .73
Dividends paid                                                       .305      .305      .305       .305      .295      .295
Book value                                                          14.77     14.05     13.59      13.32     13.02     12.61
Market value (close)                                                32.71     27.85     27.32      28.53     33.25     30.76
Average shares:
    Basic                                                           612.1     611.5     611.9      611.6     609.3     607.8
    Diluted                                                         618.4     615.6     616.0      617.9     616.8     614.0

PERFORMANCE RATIOS
Return on average common equity                                     28.10%    23.42%    18.00%     18.06%    19.98%    24.03%
Return on average total equity                                      28.10     23.42     18.00      18.06     19.98     24.03
Return on average assets                                             2.08      1.73      1.34       1.47      1.61      1.77
Net interest margin                                                  4.11      4.21      4.26       4.34      4.42      4.36
Efficiency ratio                                                    48.13     51.29     57.06      54.40     57.30     51.58

CREDIT QUALITY STATISTICS
Net charge-offs                                                   $   164   $   171   $   140    $   120   $   135   $   181
Provision for loan losses                                             183       200       159        169       165       189
Loan loss allowance                                                 1,147     1,128     1,099      1,080     1,030     1,000
Nonperforming assets                                                  818       822       817        852       793       716
Annualized net charge-offs to average portfolio loans                 .88%      .95%      .78%       .69%      .80%     1.08%
Loan loss allowance to period-end portfolio loans                    1.51      1.51      1.52       1.52      1.50      1.47
Loan loss allowance to nonperforming portfolio loans               162.09    162.01    156.42     144.44    146.42    153.84
Loan loss allowance (period-end) to annualized net charge-offs     174.07    163.10    198.04     227.03    190.26    135.90
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                     1.08      1.10      1.13       1.20      1.15      1.05

                                                                                                            SIX MONTHS ENDED
                                                                                 2001                           JUNE 30,
                                                                ------------------------------------        ---------------
                                                                4TH QTR   3RD QTR   2ND QTR  1ST QTR        2003       2002
                                                                -------   -------   -------  -------        ----       ----
EARNINGS
Tax-equivalent interest income                                  $ 1,523   $ 1,623   $ 1,634   $ 1,668      $  3,055    $2,955
Interest expense                                                    570       718       799       889           852       979
                                                                -------   -------   -------   -------      --------    ------
Tax-equivalent net interest income                                  953       905       835       779         2,203     1,976
Provision for loan losses                                           209       160       153        83           383       354
                                                                -------   -------   -------   -------      --------    ------

Tax-equivalent NII after provision for loan losses                  744       745       682       696         1,820     1,622
Fees and other income                                               656       597       682       598         1,896     1,420
Securities gains (losses), net                                       19        21        17        88            32        98
Noninterest expense                                                 885       815       840       805         2,035     1,849
                                                                -------   -------   -------   -------      --------    ------
Income before taxes and tax-equivalent adjustment                   534       548       541       577         1,713     1,291
Income taxes                                                        178       183       183       234           585       436
Tax-equivalent adjustment                                             9         8         9         8            15        16
                                                                -------   -------   -------   -------      --------    ------

Net income                                                      $   347   $   357   $   349   $   335      $  1,113    $  839
                                                                =======   =======   =======   =======      ========    ======
Effective tax rate                                                 34.0%     33.9%     34.4%     41.1%         34.5%     34.2%

PER COMMON SHARE
Net income:
    Basic                                                       $   .57   $   .59   $   .58   $   .56         $1.82    $ 1.38
    Diluted                                                         .57       .58       .57       .55          1.80      1.36
Dividends paid                                                     .295      .295      .285      .285           .61       .59
Book value                                                        12.15     11.87     11.52     11.19
Market value (close)                                              29.24     29.95     30.78     26.75
Average shares:
    Basic                                                         606.9     605.0     601.5     600.9         611.8     608.6
    Diluted                                                       613.0     613.8     610.8     610.1         617.0     615.4

PERFORMANCE RATIOS
Return on average common equity                                   18.76%    19.95%    20.47%    20.52%        25.80%    21.95%
Return on average total equity                                    18.75     19.91     20.41     20.45         25.80     21.95
Return on average assets                                           1.40      1.50      1.52      1.55          1.91      1.69
Net interest margin                                                4.25      4.20      3.98      3.92          4.16      4.39
Efficiency ratio                                                  55.00     54.27     55.38     58.43         49.64     54.44

CREDIT QUALITY STATISTICS
Net charge-offs                                                 $   147   $   140   $    93   $    83          $335    $ 316
Provision for loan losses                                           209       160       153        83           383       354
Loan loss allowance                                                 997     1,008       990       930
Nonperforming assets                                                658       649       509       447
Annualized net charge-offs to average portfolio loans               .85%      .81%      .55%      .51%          .91%      .94%
Loan loss allowance to period-end portfolio loans                  1.47      1.46      1.46      1.39
Loan loss allowance to nonperforming portfolio loans             167.90    171.85    216.75    230.12
Loan loss allowance (period-end) to annualized net charge-offs   170.37    182.63    266.34    275.62        169.87%   161.46%
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                    .97       .94       .75       .67

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

                                                            2003                                   2002
                                                     -------------------     -------------------------------------------------
                                                     2ND QTR     1ST QTR      4TH QTR      3RD QTR      2ND QTR       1ST QTR
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)                                     8.10%       7.82%        7.60%        7.78%         7.92%        7.66%
Total risk-based capital(1)                           12.34       11.65        11.51        11.87         12.24        12.09
Leverage(1)                                           6.79        6.54         6.52         7.09          7.05         6.49
Period-end equity to assets                           7.34        7.31         7.03         7.46          8.02         7.67
Period-end tangible common equity to assets(2)        6.45        6.39         6.11         6.47          6.93         6.58
Average equity to assets                              7.39        7.39         7.44         8.13          8.05         7.37
Average equity to portfolio loans                    11.73       11.75        11.76        11.92         11.61        11.08
Average portfolio loans to deposits                 108.45      110.78       107.90       112.32        114.08       111.71
Average portfolio loans to core deposits            127.10      130.48       128.70       131.24        133.96       137.26
Average portfolio loans to earning assets            69.92       69.84        70.37        76.59         77.37        73.37
Average securities to earning assets                  6.89        7.92         9.36         9.26          9.86         9.54

AVERAGE BALANCES
Assets                                            $119,060    $116,433     $112,689     $101,107      $ 97,921     $102,108
Portfolio loans                                     75,065      73,183       71,291       68,945        67,930       67,929
Loans held for sale or securitization               24,118      22,524       19,676       11,851        10,343       15,015
Securities (at cost)                                 7,397       8,295        9,484        8,336         8,660        8,834
Earning assets                                     107,355     104,785      101,315       90,014        87,797       92,578
Core deposits                                       59,060      56,087       55,394       52,535        50,710       49,490
Purchased deposits and funding                      47,551      47,740       45,666       37,413        36,765       42,818
Common equity                                        8,802       8,600        8,386        8,218         7,885        7,528
Total equity                                         8,802       8,600        8,386        8,218         7,886        7,529

PERIOD-END BALANCES

Assets                                            $123,392    $117,494     $118,258     $109,346      $ 99,131     $100,078
Portfolio loans                                     75,839      74,933       72,134       71,032        68,674       68,089
Loans held for sale or securitization               26,846      21,740       24,738       15,886         9,827       12,296
Securities (at fair value)                           7,377       8,464        9,211       10,487         8,800        9,036
Core deposits                                       60,727      57,858       56,342       54,428        51,763       50,196
Purchased deposits and funding                      48,762      46,492       49,530       43,276        36,528       39,492
Common equity                                        9,061       8,587        8,308        8,157         7,947        7,672
Total equity                                         9,061       8,587        8,308        8,157         7,948        7,672

                                                                                                             SIX MONTHS ENDED
                                                                       2001                                       JUNE 30,
                                                    ---------------------------------------------         -----------------------
                                                    4TH QTR     3RD QTR       2ND QTR     1ST QTR           2003            2002
                                                    -------     -------       -------     -------         -------          ------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)                                    6.99%       7.26%         7.06%       7.10%
Total risk-based capital(1)                          11.31       11.27         11.17       11.44
Leverage(1)                                          6.45        6.55          6.46        6.59
Period-end equity to assets                          6.98        7.49          7.39        7.44
Period-end tangible common equity to assets(2)       5.94        6.32          6.16        6.19
Average equity to assets                             7.45        7.53          7.47        7.59             7.39%            7.71%
Average equity to portfolio loans                   10.67       10.38         10.23       10.04            11.74            11.35
Average portfolio loans to deposits                113.10      116.50        115.64      122.69           109.58           112.89
Average portfolio loans to core deposits           140.56      142.89        140.72      142.06           128.74           135.58
Average portfolio loans to earning assets           76.88       79.52         79.93       83.03            69.88            75.33
Average securities to earning assets                 9.31        9.61         10.44       11.90             7.39             9.70

AVERAGE BALANCES
Assets                                           $ 98,428    $ 94,333      $ 91,936    $ 87,611         $117,754         $100,003
Portfolio loans                                    68,694      68,461        67,158      66,225           74,129           67,929
Loans held for sale or securitization              11,908       8,780         7,453       3,604           23,325           12,666
Securities (at cost)                                8,322       8,276         8,768       9,491            7,844            8,745
Earning assets                                     89,348      86,097        84,021      79,762          106,077           90,173
Core deposits                                      48,870      47,912        47,725      46,617           57,582           50,103
Purchased deposits and funding                     40,207      37,859        36,043      33,030           47,645           39,775
Common equity                                       7,330       7,091         6,838       6,620            8,701            7,708
Total equity                                        7,333       7,106         6,868       6,650            8,701            7,709

PERIOD-END BALANCES

Assets                                           $105,817    $ 96,180      $ 94,440    $ 90,818
Portfolio loans                                    68,041      69,279        68,004      66,673
Loans held for sale or securitization              16,831       8,769         8,413       5,883
Securities (at fair value)                          9,859       8,539         8,758       9,468
Core deposits                                      51,895      48,447        48,107      47,738
Purchased deposits and funding                     43,723      38,589        37,643      34,681
Common equity                                       7,381       7,195         6,950       6,724
Total equity                                        7,381       7,202         6,980       6,754


(1) Second quarter 2003 regulatory capital ratios are based upon preliminary data

(2)      Excludes goodwill and other intangible assets

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